UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2022

THE ALKALINE WATER COMPANY INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38754	99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8541 E. Anderson Drive, Suite 100
 Scottsdale, Arizona, United States 85255
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (480) 656-2423

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.001 per share	WTER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of September 27, 2022, our company's 2020 Equity Incentive Plan was amended to increase the number of shares of common stock available for grant of non-stock awards by 5,000,000 shares.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 27, 2022, we held an annual meeting of stockholders. At the meeting, our stockholders:

1. elected Frank Lazaran, David A. Guarino, Aaron Keay and Brian Sudano as the directors of our company;

2. ratified the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm; and

3. approved, ratified and confirmed the increase in the number of shares of common stock available for grant of non-stock option awards under our company's 2020 Equity Incentive Plan by 5,000,000 shares.

The final voting results for each of the proposals submitted to a vote of our stockholders are set forth below.

Proposal 1.  Election of Directors:

	For	Against	Abstain	Broker Non-Votes
Frank Lazaran	41,129,121	5,563,775	270,283	34,760,502
David A. Guarino	40,930,726	5,669,710	362,743	34,760,502
Aaron Keay	40,460,212	6,146,864	356,102	34,760,502
Brian Sudano	40,620,591	5,978,013	364,575	34,760,502

Proposal 2.  To ratify the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm:

For	Against	Abstain	Broker Non-Votes
79,471,921	552,302	1,249,458	34,760,502

Proposal 3.  To approve, ratify and confirm the increase in the number of shares of common stock available for grant of non-stock option awards under our company's 2020 Equity Incentive Plan by 5,000,000 shares:

For	Against	Abstain	Broker Non-Votes
41,661,602	4,554,908	746,669	34,760,502

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

/s/ David A. Guarino

David A. Guarino

Chief Financial Officer and Director

September 30, 2022